EXHIBIT 10.9

STOCK POWER

WITH

MEDALLION GUARANTEE

FOR VALUE RECEIVED, the undersigned TANG JIN RONG, (the "Undersigned"), hereby sells, assigns and transfers unto ONE Holdings, Corp., a Florida corporation (“Assignee” or the “Corporation”), two million eight hundred and eighty nine thousand six hundred (2,889,600) shares (“Shares”) of the capital stock of the Corporation, which are standing in Undersigned shareholder’s name on the books of the Corporation and represented by Certificate No. ____.  The Undersigned does hereby irrevocably constitute and appoint __________________________________ as attorney-in-fact with full power of substitution in the premises to direct and take all action necessary to cause the Corporation or the Corporation’s transfer agent to transfer the Shares to the Assignee on the books of the Corporation.

Dated:  Effective as of  ____________, 2009

UNDERSIGNED:

_________________________________

TANG JIN RONG

_________________________________

Daytime Phone Number

SIGNATURE(S) MEDALLION GUARANTEED

The signature(s) must be medallion guaranteed by an eligible financial institution with membership in an approved Signature Medallion Guarantee Program pursuant to SEC Rule 17AD-15.  Approved programs include:  New York Stock Exchange, Inc., Medallion Signature Program, Stock Exchanges Medallion Program; Securities Transfer Agents Medallion Program.

NOTE:  A notarization by a notary public is not acceptable.